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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)          October 11, 2004
                                                               ----------------

                      COMMONWEALTH INCOME & GROWTH FUND II
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Pennsylvania
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                 (State or Other Jurisdiction of Incorporation)

        33-89476                                          23-2795120
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(Commission File Number)                       (IRS Employer Identification No.)


 470 John Young Way, Ste.300, Exton, PA                            19341
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(Address of Principal Executive Offices)                        (Zip Code)

                                  800-249-3700
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                EXPLANATORY NOTE

         In a Current Report on Form 8-K filed October 15, 2004, the registrant reported a change of its certifying accountant pursuant to Item 4.01. A letter from the registrant's former accountant addressed to the Securities and Exchange Commission was unavailable to the registrant at the time of filing of the Current Report, and is attached hereto as Exhibit 16.1.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01.         FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K/A:

Exhibit Index

Exhibit No.                                  Exhibit
-----------                                  -------

    16.1                   Letter Regarding Change in Certifying Accountant




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   COMMONWEALTH INCOME & GROWTH FUND II

                                   By: Commonwealth Income & Growth Fund, Inc.,
                                   Its General Partner



                                    By:   /s/ George S. Springsteen
                                          -------------------------------------
                                          George S. Springsteen, President


Date:  October 20, 2004